                                                                      Exhibit 25

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF l939 OF A CORPORATION

                          DESIGNATED TO ACT AS TRUSTEE

                    |_| CHECK IF AN APPLICATION TO DETERMINE
             ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)

                       STATE STREET BANK AND TRUST COMPANY

 -------------------------------------------------------------------------------
               (Exact name of trustee as specified in its charter)

          Massachusetts                                 04-1867445
 ----------------------------------          ----------------------------------
   (State of incorporation if                        (I.R.S. Employer
       not a national bank                           Identification No.)

                225 Franklin Street, Boston, Massachusetts 02110

 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

          John R. Towers, Executive Vice President and General Counsel, 225 Franklin Street, Boston, Massachusetts 02110 (617) 654-3253

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            (Name, address and telephone number of agent for service)

   Delaware                       LODESTAR HOLDINGS, INC.                    13-3903875
   Delaware                        LODESTAR ENERGY, INC.                     95-2623858
   Kentucky                       EASTERN RESOURCES, INC.                    61-1140112
   Michigan                 INDUSTRIAL FUELS MINERALS COMPANY                36-3256999
--------------        -------------------------------------------------     ---------------
 (State or other     (Exact name of obligor as specified in its charter)   (I.R.S. Employer
 jurisdiction of                                                           Identification No.)
 incorporation or
  organization)

                             Lodestar Holdings, Inc.
           30 Rockefeller Plaza, Suite 4225, New York, New York 10112

                              Lodestar Energy, Inc.
                             Eastern Resources, Inc.

                        Industrial Fuels Minerals Company
           333 West Vine Street, Suite 1700, Lexington, Kentucky 40507

 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                     11 1/2% Senior Notes due 2005, Series B

 -------------------------------------------------------------------------------
                       (Title of the indenture securities)


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Item l.           General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject:
                           Department of Banking and Insurance of
                           The Commonwealth of Massachusetts
                           100 Cambridge Street
                           Boston, Massachusetts

                           Board of Governors of the Federal Reserve System Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers:

                           The trustee is so authorized.

Item 2. Affiliations with obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee or its parent, State Street Corporation.

Item l6. List of exhibits. List below all exhibits filed as a part of this statement of eligibility and qualification.

                  l. A copy of the Articles of Association of the trustee as now in effect.

                      A copy of the Articles of Association of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 1 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

                  2. A copy of the Certificate of Authority of the trustee to do
                     Business.

                      A copy of a Statement from the Commissioner of Banks of Massachusetts that no certificate of authority for the trustee to commence business was necessary or issued is on file with the Securities and Exchange Commission as Exhibit 2 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe,Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

                  3. A copy of the Certification of Fiduciary Powers of the
                     Trustee.

                      A copy of the authorization of the trustee to exercise corporate trust powers is on file with the Securities and Exchange Commission as Exhibit 3 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

                  4. A copy of the By-laws of the trustee as now in effect.

                      A copy of the By-Laws of the trustee, as now in effect, is on file with the Securities and Exchange Commission as
                      Exhibit 4 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Eastern Edison Company (File No. 33-37823) and is incorporated herein by reference thereto.

                  5. A consent of the trustee required by Section 32l(b) of the Act is annexed hereto as Exhibit 5 and made a part hereof.

                  6. A copy of the latest Consolidated Reports of Condition of the trustee, published pursuant to law or the requirements of its supervising or examining authority.

                      A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as
                      Exhibit 6 and made a part hereof.

                                      NOTES

                  Inasmuch as this Form T-l is filed prior to the ascertainment by the trustee of all facts on which to base its answer to Item 2, the answer to said Item is based upon incomplete information. Said Item may, however, be considered correct unless amended by an amendment to this Form T-l.

                                    SIGNATURE

                  Pursuant to the requirements of the Trust Indenture Act of l939, the trustee, State Street Bank and Trust Company, a Massachusetts trust company, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hartford, and State of Connecticut, on the 14th day of July, 1998.

                                               STATE STREET BANK AND TRUST
                                               COMPANY,
                                               Trustee

                                               By    /s/  Robert L. Reynolds
                                                  ------------------------------
                                                  Name:  Robert L. Reynolds
                                                  Title: Vice President

                                    EXHIBIT 5

                             CONSENT OF THE TRUSTEE
                           REQUIRED BY SECTION 321(b)

                       OF THE TRUST INDENTURE ACT OF 1939

         The undersigned, as Trustee under an Indenture entered into between Lodestar Holdings, Inc., Lodestar Energy, Inc., Eastern Resources, Inc. and Industrial Fuels Minerals Company and State Street Bank and Trust Company, Trustee, does hereby consent that, pursuant to Section 321(b) of the Trust Indenture Act of 1939, reports of examinations with respect to the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                          STATE STREET BANK AND TRUST
                                          COMPANY,
                                          Trustee

                                          By    /s/  Robert L. Reynolds
                                             ---------------------------------
                                             Name:  Robert L. Reynolds
                                             Title: Vice President

Dated:  July 14, 1998

                                    EXHIBIT 6

Consolidated Report of Condition of State Street Bank and Trust Company, Massachusetts and foreign and domestic subsidiaries, a state banking institution organized and operating under the banking laws of this commonwealth and a member of the Federal Reserve System, at the close of business March 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act and in accordance with a call made by the Commissioner of Banks under General Laws, Chapter 172,
Section 22(a).

                                                                                     Thousands of
ASSETS                                                                                    Dollars
Cash and balances due from depository institutions:


         Noninterest-bearing balances and currency and coin ............................1,144,309
         Interest-bearing balances .....................................................9,914,704

Securities ............................................................................10,062,052
Federal funds sold and securities purchased
         under agreements to resell in domestic offices

         of the bank and its Edge subsidiary ...........................................8,073,970
Loans and lease financing receivables:

         Loans and leases, net of unearned income ...6,433,627
         Allowance for loan and lease losses ...........88,820
         Allocated transfer risk reserve ....................0

         Loans and leases, net of unearned income and allowances .......................6,344,807
Assets held in trading accounts ........................................................1,117,547
Premises and fixed assets ................................................................453,576
Other real estate owned ......................................................................100
Investments in unconsolidated subsidiaries ................................................44,985
Customers' liability to this bank on acceptances outstanding ..............................66,149
Intangible assets ........................................................................263,249
Other assets ...........................................................................1,066,572

Total assets ..........................................................................38,552,020

                                                                               ==================
LIABILITIES

Deposits:

         In domestic offices ...........................................................9,266,492
                  Noninterest-bearing ...............6,824,432

                  Interest-bearing ..................2,442,060

         In foreign offices and Edge subsidiary .......................................14,385,048
                  Noninterest-bearing ..................75,909

                  Interest-bearing .................14,309,139
Federal funds purchased and securities sold under

         agreements to repurchase in domestic offices of

         the bank and of its Edge subsidiary ...........................................9,949,994
Demand notes issued to the U.S. Treasury and Trading Liabilities .........................171,783
Trading liabilities ....................................................................1,078,189
Other borrowed money .....................................................................406,583
Subordinated notes and debentures ..............................................................0
Bank's liability on acceptances executed and outstanding ..................................66,149
Other liabilities ........................................................................878,947

Total liabilities .....................................................................36,203,185

EQUITY CAPITAL

Perpetual preferred stock and related surplus ..................................................0
Common stock ..............................................................................29,931
Surplus ..................................................................................450,003
Undivided profits and capital reserves/Net unrealized holding gains (losses) ...........1,857,021
Cumulative foreign currency translation adjustments ......................................(6,256)
Total equity capital ...................................................................2,348,835

Total liabilities and equity capital ..................................................38,552,020

I, Rex S. Schuette, Senior Vice President and Comptroller of the above named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                 Rex S. Schuette

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                 David A. Spina
                                 Marshall N. Carter
                                 Truman S. Casnern